Investor Presentation January 2015 Alcentra Capital Corporation Filed Pursuant to Rule 497(a) File No. 333 - 199622 Rule 482ad

Alcentra Capital Corporation 1 This presentation has been prepared for informational purposes only from information supplied by Alcentra Capital Corporation (“ABDC” or the “Company”) and from third - party sources indicated herein. Such third - party information has not been independently verified. The Company makes n o representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains forward - looking statements which are based on current expectations and assumptions about future events. Fo rward - looking statements describe future financial or business performance, strategies, or expectations, and are generally identified by words or phra ses such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “plan ,” “potential,” “project,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future of conditional verbs such as “will,” “would,” “could,” “should,” “may,” or similar expressions. You are cautioned that such statements are subject to a multitude of risks and uncertainties. Act ual results could differ materially from those expressed or implied in the forward - looking statements, and future results could differ materially from historical perform ance. These forward - looking statements are subject to risks that include, but are not limited to, the following: ― Future operating results, including the performance of our existing loans and warrants; ― Business prospects and the prospects of our portfolio companies; ― The effect of investments that we expect to make; ― Contractual arrangements and relationships with third parties; ― Actual and potential conflicts of interest with our investment adviser, Alcentra NY, LLC (the “Adviser”); ― The dependence of our future success on the general economy and its effect on the industries in which we invest; ― The ability of our portfolio companies to achieve their objectives; ― The use of borrowed money to finance a portion of our investments; ― The adequacy of our financing sources and working capital; ― The timing of cash flows, if any, from the operations of our portfolio companies; ― The ability of the Adviser to locate suitable investments for us and to monitor and administer our investments; ― The ability of the Adviser to attract and retain highly talented professionals; ― The ability to qualify and maintain our qualification as a regulated investment company and a business development company; and ― Other risks and uncertainties described in our prospectus relating to the securities described herein. You should consider these factors in evaluating the forward - looking statements included herein, and not place undue reliance on such statements. The forward looking statements speak only as of the date they are made, and we undertake no obligation to update such statements . F ORWARD - L OOKING S TATEMENTS

Alcentra Capital Corporation 2 O FFERING S UMMARY – K EY T ERMS Issuer: Alcentra Capital Corporation (Nasdaq: ABDC) Securities Offered: Alcentra Capital InterNotes ® (“Notes”) Ranking: Unsecured Notes Principal Amount: Up to $40,000,000 Denominations: $1,000 Public Offering Price: 100% Coupon: 6.50% Area Maturity Date: January __, 2022 (7 - year, non - call 1 - year) Payment Frequency: Semi - annual Optional Redemption: Callable January __ , 2016 Use of Proceeds: To repay outstanding indebtedness. Survivor’s Option: Up to an amount equal to 2% of the outstanding principal as of the end of the most recent calendar year. Notes must be held by beneficial owner for at least six months prior to the request. For additional details on the Survivor’s Option see section entitled “Description of Notes – Survivor’s Option” within the Prospectus. Ratings: NR / NR Exchange Listing: None Targeted Launch Date: Wednesday, January 14, 2015 Offering Period: 1 - 2 weeks for the initial closing.

Alcentra Capital Corporation 3 O FFERING S UMMARY – K EY T ERMS Sales Load: 1.95% Selling Agent: Incapital LLC Co - Agents: None Issuer’s Counsel : Sutherland Asbill & Brennan LLP Purchasing Agent’s Counsel: Morrison & Foerster LLP Auditors: KPMG LLP Trustee: U.S. Bank National Association Due Diligence: Business, Legal and Auditor conference calls completed, 10b - 5 opinions provided by Sutherland and Morrison & Foerster and Officer’s Certificates delivered.

Alcentra Capital Corporation 4 A LCENTRA C APITAL C ORPORATION - O VERVIEW Distribution Yield (3) ▪ 10.7% annualized distribution yield (based on a distribution of $0.34 per share on 12/31/14) Investment Portfolio (2) ▪ $258.1 million Issuer ▪ Alcentra Capital Corporation – NASDAQ: ABDC Formation ▪ IPO in May 2014 Market Capitalization (1) ▪ $176.1 million Notes: (1) As of January 12, 2015. (2) 12/31/14 is based on the portfolio as of September 30, 2014, plus subsequent investment activity detailed in the Appendix. Please see App endix for details with regard to investment activity since September 30, 2014 . Does not include any changes in FMV since September 30, 2014. (3) Based on a distribution of $0.34 per share on December 30, 2014. Not a guarantee of future distribution amounts or yield .. Leverage (as of 12/31/14) ▪ Debt - to - Equity of 0.26x (BDC regulations limit leverage to a maximum of 1.0x) ▪ Debt to Total Investment Assets of 0.20x ▪ ABDC’s internal target on leverage is in the 0.65 - 0.75x range

Alcentra Capital Corporation 5 A LCENTRA C APITAL I NVESTMENT F OCUS Experienced Management Teams with Meaningful Equity Ownership ▪ Management teams with significant experience and / or relevant experience ▪ Aligned interests through management teams’ equity ownership Strong Competitive Position ▪ Sustainable competitive advantage vis - a - vis their competitors ▪ Positioned to capitalize on growth opportunities and compete in industries with barriers to entry Growth Companies ▪ Middle market companies with Revenue and/or EBITDA growth of at least two to three times the rate of GDP Capital Preservation ▪ Growth companies generally have lower leverage – lower probability of default Capital Appreciation ▪ Given the growth, equity co - investments are more likely to yield capital appreciation “Growth……Capital Preservation……Capital Appreciation” Providing debt and equity to middle market growth companies

Alcentra Capital Corporation 6 4.2x 4.3x 4.5x 4.8x 5.1x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 2010 2011 2012 2013 Q3 2014 Avg. Leverage Multiples Middle Market LBOs A LCENTRA C APITAL I NVESTMENT F OCUS ▪ Companies with Revenue and/or EBITDA growth of at least two to three times the rate of GDP ▪ Weighted average portfolio company leverage below the market averages Growth Companies Capital Appreciation and Preservation - 2.8% 2.5% 1.8% 2.8% 1.9% 2.3% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2009 2010 2011 2012 2013 2014F Annual GDP Growth Rate Notes: (1) As of December 31, 2014. (2) Sources: Trading Economies, World Bank, BEA.gov. (3) Source: S&P LCD’s Leveraged Lending Review – 3Q14. ABDC targeted investments’ growth rate range Current Weighted Average Leverage (1) on ABDC Portfolio: 3.43x ABDC targeted investments’ total leverage range (2) (3)

Alcentra Capital Corporation 7 Diversified Portfolio with Strong Underlying Fundamentals Strong Transaction Sourcing Network Rigorous Underwriting Policies Focusing on Capital Preservation Experienced Management Team Access to the Alcentra Group Platform Access to BNY Mellon Wealth Management Platform K EY I NVESTMENT H IGHLIGHTS

Alcentra Capital Corporation 8 A LCENTRA G ROUP O VERVIEW ▪ Credit - focused investment boutique 100% owned by BNY Mellon. BNY Mellon is a bank holding company with $386 billion of assets ▪ Alcentra is a firm specializing in sub - investment grade credit with approximately $24 billion AUM ▪ 115 professionals overall (1) ▪ Industry - focused credit analysts ▪ Offices in New York, Boston , London, Dusseldorf and Singapore ▪ ABDC is managed by Alcentra Group’s U.S . Middle Market Lending team Notes: (1) As of January 1, 2015. (2) Alcentra Group refers to Alcentra Ltd. and Alcentra NY, LLC. The Bank of New York Mellon Corporation BNY Mellon Asset Management Alcentra Group (2) Multi - Strategy Credit Structured Credit U.S. Middle Market Lending / Mezzanine Debt Senior Secured Loans European Middle Market Lending / Mezzanine Debt High Yield Bonds ABDC Special Situations / Distressed

BNY Mellon and Alcentra Group Advantage

Alcentra Capital Corporation

BNY Mellon

- BNY Mellon is one of the largest bank holding companies in the U.S. with a market capitalization of approximately $43.6 billion and $386.3 billion of total assets(1)
- BNY Mellon is one of the largest securities servicing organizations with $28.3 trillion(1) of assets under custody and administration
- Boasts a global platform across 35 countries with approximately $1.65 trillion(1) of assets under management

Advantages

- Proprietary investment sourcing
  - Maintains a substantial Wealth Management business that provides investment advisory services to high net worth individuals, families and family offices
  - BNY Mellon's Wealth Management business has 39 offices throughout the United States and manages more than $187(1) billion on behalf of its clients

Alcentra Group

- Formed in 2002 through the merger of asset management divisions from Barclays Bank Plc and Imperial Capital Industries
- Alcentra Group was purchased by BNY Mellon in January 2006
- Specialist sub-investment grade debt manager within BNY Mellon's group of asset management boutiques

Advantages

- Access to investment professionals and resources
  - Manages approximately $24 billion(2) in high yield securities, leveraged loans, structured credit and direct lending across US and Europe
  - Provides credit and industry expertise
  - Alcentra Group employs 47 analysts (28 are considered senior analysts), which closely follow a variety of industries, including healthcare, defense and business services

Note: (1) Amount as of September 30, 2014.
(2) Amount as of September 30, 2014. Assets under management reflect assets of all accounts and portions of accounts managed by Alcentra for Alcentra and its affiliates. Specifically, certain assets under management reflect assets managed by Alcentra personnel as employees of Standish Mellon Asset Management LLC, BNY Mellon and Dreyfus Corporation under a dual employee arrangement. BNY Mellon is not a guarantor of any investment managed by Alcentra..

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Alcentra Capital Corporation

Experienced Management Team—U.S. Middle Market Investing

- Leadership team has more than 60 years of experience in investing and lending to the lower middle market across changing market cycles
  - Prior experience in investment and management positions at investment banks, SBICs, commercial banks and privately held companies
- Demonstrated ability to effectively originate, evaluate, structure and monitor investments
- Invested in excess of $650 million in more than 65 companies through debt and equity securities of primarily lower middle market companies
  - Track record of attractive risk-adjusted returns through several economic cycles
  - Acute focus on capital preservation has yielded low losses on invested capital

Professionals	Role	Years of Experience	Relevant Experience
Paul Hatfield	Chairman of the Board	28	Intermediate Capital Group, Deutsche Bank, FennoScandia Bank
Paul J. Echausse	President, Chief Executive Officer, Director	31	Kisco Capital Corporation, IBJS Capital Corporation, Bank of New York
Scott Gold	Senior Vice President	16	Bank of New York, Islanet Communications
David Scopelliti[1]	Senior Vice President	20	GarMark, Connecticut State Pension Fund, CIBC, ING
Branko Krmpotic[1]	Director of Portfolio Management	20	Raven Asset Management, GSO Capital Partners, TICC Capital Corp., Bank of New York
Ellida McMillan	Chief Accounting Officer	15	Tatum Partners, KBC Financial, Bear Stearns, Arthur Andersen
Steven Levinson	Chief Compliance Officer	27	Stone Tower Capital, Chase, Bear Sterns
T. Ulrich Brechbühl	Independent Director	25	Emdeon, MigraTEC, Inc., Thayer Aerospace, Bain & Company
Douglas J. Greenlaw	Independent Director	40	Greenlaw Communications, Switchboard, Inc., Multimedia, Inc., Whittle Communications
Rudolph L. Hertlein, CPA	Independent Director	40	Viacom, Paramount Communications, Hertlein & Associates, Abacus Federal Bank

Note: (1) Employees of the Advisor.

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Alcentra Capital Corporation

Alcentra Capital Corporation 11 ▪ Target investments between $5 and $20 million ▪ Senior secured / unitranche debt ▪ Subordinated and second lien loans ▪ Equity co - invest (preferred, common and / or warrants) ▪ Growth LBOs ▪ Acquisitions ▪ Recapitalizations ▪ Growth capital ▪ No turnarounds or distressed ▪ Direct lending and sponsor Strive to Be a Value - Added Partner Industry Focus Situations Security Types ▪ Government and homeland services ▪ Business and outsourced services ▪ Information services industries ▪ Healthcare and pharmaceutical services ▪ Aerospace and defense ▪ Infrastructure maintenance ▪ Telecommunications and media A LCENTRA C APITAL I NVESTMENT F OCUS – L OWER M IDDLE M ARKET C OMPANIES

Alcentra Capital Corporation 12 A SSET Q UALITY – R ISK A DJUSTED R ETURN , F IRST D OLLAR L OSS ON C URRENT P ORTFOLIO Notes: (1) December 31, 2014 first dollar loss analysis is based on the portfolio as of September 30, 2014, plus subsequent investment activity detailed in the Appendix. Please see App end ix for details with regard to investment activity since September 30, 2014. (2) Total portfolio excludes Aphena Pharma , Triton and WellBiz Brands, which collectively represent a $12 million of investments secured by $140 million of private equity fund assets. Th er efore, the EBITDA first dollar loss analysis is not relevant for these investments. Does not include any changes in FMV since September 30, 2014. ▪ Weighted average yield of 11.6% on BDC debt portfolio as of December 31, 2014. (1) $101.8mm $93.0mm $33.1mm $18.3mm $0.5mm Cumulative Investment ($ in millions) First Dollar Loss Multiple 0.0x – 1.0x 1.0x – 3.0x 3.0x – 4.0x 41% 38% 13% Total Portfolio (2) : $246mm 4.0x – 4.5x 7% 4.5x+

Alcentra Capital Corporation 13 R E - B ALANCING OF ABDC P ORTFOLIO ▪ Stated objective is to re - balance the portfolio to more debt and less equity. ▪ In May 2014 (at the time of the IPO), 29% of the portfolio consisted of equity investments. Going forward, ABDC intends to reduce its equity allocation to 15 - 20% of its portfolio investments. Equity investments were 22% of the portfolio at December 31, 2014. ▪ Secured debt has increased from 38% at IPO to 53% at December 31, 2014. Note: (1) 12/31/14 portfolio is based on the portfolio as of September 30, 2014, plus subsequent investment activity detailed in the Appendix. Please see App end ix for details with regard to investment activity since September 30, 2014 . Does not include any changes in FMV since September 30, 2014. 38% 33% 29% 1st Lien Debt 2nd Lien Debt Subordinated Debt Equity 35% 18% 24% 22% 1st Lien Debt 2nd Lien Debt Subordinated Debt Equity As of 12/31/14 (1) As of IPO

Alcentra Capital Corporation 14 R E - B ALANCING OF ABDC P ORTFOLIO ( CONT ’ D ) ▪ Stated objective is to re - balance the portfolio with more floating rate loans. ▪ In May 2014 (at the time of the IPO), 6% of the debt portfolio was in floating rate loans. Floating rate loans were 28% of the portfolio at 12/31/14. Note: (1) 12/31/14 portfolio is based on the portfolio as of September 30, 2014, plus subsequent investment activity detailed in the Appendix. Please see App end ix for details with regard to investment activity since September 30, 2014 . Does not include any changes in FMV since September 30, 2014. As of 12/31/14 (1) As of IPO Fixed 94% Floating 6% Fixed 72% Floating 28%

Alcentra Capital Corporation 15 R E - B ALANCING OF ABDC P ORTFOLIO ( CONT ’ D ) Investment by Industry – As of 12/31/14 (1) Investment by Portfolio EBITDA – As of 12/31/14 ▪ 28 portfolio companies ▪ Average portfolio debt investment at amortized cost was approximately $7.2 million 35.7% 35.9% 28.4% <$10mm EBITDA $10mm to $20mm EBITDA >$20mm EBITDA Note: (1) December 31, 2014 portfolio is based on the portfolio as of September 30, 2014, plus subsequent investment activity detailed in the Appendix. Please see App end ix for details with regard to investment activity since September 30, 2014. Does not include any changes in FMV since September 30, 2014 . 14% 9% 8% 6% 6% 6% 6% 5% 5% 5% 5% 6% 4% 4% 3% 2% 2% 2% 2% 1% Healthcare Advertising, Printing & Media Waste Services Semiconductor Services Infrastructure Maintenance Retail Distribution Business Services Automotive Oil & Gas Services Government Services Restoration Services Education Industrial Services Telecom Services Physical Therapy Healthcare Business Services Manufacturing Environmental Services Beverage, Food & Tobacco Packaging

Alcentra Capital Corporation 16 PE C OMPANY C O - I NVESTORS / S PONSORS

Alcentra Capital Corporation 17 ▪ BNY Mellon maintains a substantial Wealth Management business that provides investment advisory and other services to high net worth individuals, families and family offices. ▪ 39 offices in major metropolitan offices throughout the country and manages more than $ 187 (1) billion on behalf of its clients ▪ BNY Mellon Wealth Managers have an active dialogue with privately owned businesses and the family owners ▪ Calling effort on these offices is a proprietary source of deal flow and deal referrals. A CCESS TO THE BNY W EALTH M ANAGEMENT P LATFORM Note: (1) As of September 30, 2014. = BNY Wealth Management Office

Alcentra Capital Corporation 18 D ISCIPLINED I NVESTMENT P ROCESS : I NVESTMENT C RITERIA Experienced Management Teams with Meaningful Equity Ownership Strong Competitive Position Growth Companies Diversified Customer and Supplier Base Significant Invested Capital ▪ Management teams with significant experience and / or relevant experience ▪ Aligned interests through management teams’ equity ownership ▪ Sustainable competitive advantage vis - a - vis their competitors ▪ Positioned to capitalize on growth opportunities and compete in industries with barriers to entry ▪ Companies that are well equipped to endure downturns, negative events and shifting customer preferences ▪ Significant underlying equity value to support debt investments Viable Exit Strategies ▪ Optimal candidates to repay the investment through a sale, recapitalization or repayment through cash flow ▪ Companies with Revenue and/or EBITDA growth of at least two to three times the rate of GDP

Alcentra Capital Corporation 19 Long - Standing, Consistent, Credit - Based Approach D ISCIPLINED I NVESTMENT P ROCESS : F OCUS ON C APITAL P RESERVATION Sourcing • Extensive network of long standing relationships • Deal referrals from the BNY Wealth Management Platform • Efforts led by senior deal team members • Established geographic presence • Leverage industry expertise Initial Evaluation • Preliminary due diligence review • Initial meeting with management team, investment bank or private equity sponsor • Initial indication of interest and terms • “Phase I” memo including company overview, investment considerations and risks, financial model and returns information presented to Investment Committee (“IC”) Due Diligence & Underwriting • “Phase II” memo is prepared • Phase II is 40 - 50 pages and includes investment thesis, due diligence, investment risks and return projections • Third party reviews • Site visits to headquarters • Background checks and financial sponsor diligence, if applicable • Present Phase II memo to Investment Commitment for approval Documentation & Closing • Focus on capital preservation • Target optimal combination of fixed return and equity participation • Negotiate financial maintenance, affirmative and negative covenants Portfolio Management • Proactive monitoring process • Monthly financial review • Board observer rights • Ongoing dialogue with management and owners • Quarterly portfolio reviews and covenant compliance

Alcentra Capital Corporation 20 F AVORABLE A DVISORY F EE S TRUCTURE (1) Base Management Fee ▪ 1.75% on gross assets up to $625 million (Ex. Cash) ▪ 1.625% on gross assets between $625 million to $750 million (Ex. C ash ) ▪ 1.5% on gross assets above $750 million (Ex. Cash ) Incentive Fee Hurdle ▪ 8% annualized hurdle with a 50% catch up between 8% and 10 % Incentive Compensation ▪ Ordinary Income: 20% subject to a total return requirement over the current and 11 preceding quarters ▪ Capital Gains: 20% of cumulative realized capital gains less realized and unrealized depreciation, subject to cumulative total return requirement Note: (1) At the time of the IPO in May 2014, the Advisor agreed to waive its base management fee and its incentive fee for the first full four quarters of being a public company to support the payment of a 9.0% dividend. ▪ Lower fees and incentive provide more earnings for benefit of investors

FINANCIAL OBJECTIVES(1)

- Maintain prudent credit profile and liquidity
  - Apply for SBIC license to access additional $150 million of leverage
- Establish excellent dividend record
  - Long-term, steadily increasing dividend
  - Target initial dividend yield of 9.0%
  - Net Investment Income to cover dividends
  - Harvest capital gains when possible

May 2014:	*IPO*
Q2 Earnings:	*$2.5 million*
Q2 Dividend:	*$0.18 / share*
Q3 Earnings:	*$4.6 million*
Q3 Dividend:	*$0.34 / share*
Q4 Earnings:	N/A
Q4 Dividend:	*$0.34 / share*

Note: (1) The portfolio criteria information included in this presentation represents a target; actual terms may differ substantially from targets contained herein. ABDC makes no guarantee that it will be able to achieve these targets in the long term. Targets are objectives and should not be considered as providing any assurance as to the results that may be realized in the future from investments of the Company. Many factors affect Company investment performance including changes in market conditions and interest rates and changes in response to other economic, political or financial developments. These targets are being shown for information purposes only and should not be relied upon to make predictions of actual future performance.

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Alcentra Capital Corporation

Alcentra Capital Corporation 22 ▪ Approximately $1.2 million owned by the management of the investment advisor ▪ Competitive management fee structure provides for greater earnings to benefit investors ▪ The Bank of New York Mellon owns approximately 1.5 million shares and has agreed to a 3 year lock - up (2) ▪ $115 million of available capital under the credit facility with an accordion feature to increase to $160 million O WNERSHIP AND C APITALIZATION S UMMARY Strong Alignment with Public Investors Balanced Capitalization Structure Note: (1) IPO Value at $15.00 per share. (2) Lock - up has a staggered lock - up release of one - third of the shares held by it over that 3 year period. Ownership Owner Shares Value (1) % The Bank of New York Mellon 1,464,000 $22.0 10.8% Officers and Directors 79,900 1.2 0.6% Public Shareholders 11,972,866 179.6 88.6% Total 13,516,766 $202.8 100.0%

Alcentra Capital Corporation 23 A PPENDIX

PORTFOLIO AS OF SEPTEMBER 30, 2014

Portfolio Company	Industry	Security Type	Maturity	Fixed/ Floating	Coupon Structure	Principal[1]	Market Value	Country
ACT Lighting	Lighting Distribution	Senior Subordinated Notes	7/24/2019	Fixed	12% Cash / 2% PIK	9,787	9,787	USA
		Junior PIK Notes	7/24/2020	Fixed	8% PIK	1,638	1,638	
		Warrant	7/24/2020	-	-	143	587	
American Addiction Centers	Rehabilitation	Series A Preferred	-	-	12% Cash	8,000	8,000	USA
Aphena Pharma Solutions	Packaging	Senior Secured	3/3/2019	Fixed	7.0% Cash / 3.5% PIK	3,698	3,698	USA
Battery Solutions	Environmental Services	Senior Subordinated Notes	12/20/2018	Fixed	12% Cash / 2% PIK	5,183	4,665	USA
		Equity	-	-	-	5,000	525	
Black Diamond	Oil & Gas Services	Senior Secured	7/8/2018	Fixed	12% Cash / 2% PIK	12,702	13,421	USA
Choice Cable	Media & Cable	2nd Lien Debt	5/30/2019	Floating	L+850bps Cash (100bps floor)	7,393	7,393	USA
City Carting	Waste Services	Series A Preferred	8/31/2017	Fixed	7% Cash / 15% PIK	7,382	7,382	USA
		Series B Preferred	8/31/2017	Fixed	10% Cash / 8% PIK	3,876	3,876	
Datascan	Business Services	Last-Out Senior Notes	12/17/2018	Floating	L+950bps Cash (100bps floor)	3,000	3,000	USA
DBI Services	Infrastructure Maintenance	Senior Subordinated Notes	9/5/2019	Fixed	12% Cash / 1% PIK	8,610	8,610	USA
		Secured PIK Notes	9/5/2019	Fixed	13% PIK	6,480	6,480	
		Warrant				519	1,200	
Dentistry for Children	Healthcare: Dentistry	Senior Subordinated Notes	8/31/2017	Fixed	11% Cash / 2.25% PIK	14,425	14,425	USA
		Equity	-	-	-	2,000	2,288	
DRC Emergency Services	Government Services	Senior Secured	1/11/2020	Fixed	10% Cash	5,000	5,000	USA
		Secured Working Cap Facility	12/31/2014	Fixed	8% Cash	3,333	3,333	
		Preferred	-	-	10% PIK Dividend	8,987	7,955	
FST Technical Services	Semiconductor Services	1st Lien Debt	11/18/2018	Fixed	12% Cash / 2% PIK	12,500	12,879	USA
		Equity	-	-	-	1,892	3,960	
GST AutoLeather	Automotive	Senior Subordinated Notes	1/11/2021	Fixed	11% Cash / 2% PIK	8,036	8,036	USA

Note: (1) Principal amounts are in thousands.

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Alcentra Capital Corporation

PORTFOLIO AS OF SEPTEMBER 30, 2014 (CONT'D)

Portfolio Company	Industry	Security Type	Maturity	Fixed/ Floating	Coupon Structure	Principal[1]	Market Value	Country
HealthFusion	Healthcare Business Services	1st Lien Debt	10/7/2018	Fixed	13% Cash	5,528	5,750	USA
		Warrant	10/7/2023	-	-	274	424	
Media Storm	Advertising, Printing & Publishing	Senior Subordinated Notes	8/28/2019	Fixed	10% Cash	3,000	3,000	USA
		Equity	-	-	-	1,177	2,612	
Nation Safe Drivers	Business Services	2nd Lien Debt	9/29/2020	Floating	L + 800bps Cash (200bps floor)	6,174	6,174	USA
Net Access Corp	Telecom Services	Senior Subordinated Notes	7/19/2018	Fixed	13% Cash	-	-	USA
		Equity	-	-	-	3,000	9,437	
Proserv (fka Acis Offshore)	Oil & Gas Services	Warrant	6/21/2018	Fixed	-	-	743	UK
Response Team 1	Restoration Services	Unitranche Debt	3/28/2018	Floating	L + 800bps Cash (200bps floor) / 1% PIK	9,496	9,496	USA
		Preferred	3/28/2018	Fixed	12% Accrued Dividend	2,516	2,516	
		Warrant	3/28/2018	-	-	-	-	
Show Media	Advertising, Printing & Publishing	Senior Secured	8/10/2017	Fixed	5.5% Cash / 5.5% PIK	7,366	5,741	USA
		Series A Preferred	8/10/2017	Fixed	12% PIK Dividend	324	-	
		Warrant	8/10/2017	-	-	-	-	
Stancor	Manufacturing	Unitranche	8/19/2019	Floating	L+8.00bps Cash (75bps Libor floor)	7,000	7,000	USA
Southern Technical	Educational Services	Unitranche	10/15/2016	Fixed	12.5% Cash	7,732	7,732	USA
		Equity	10/15/2022	-	-	3,917	3,525	
		Warrant	10/15/2022	-	-	-	-	
WellBiz Brands	Physical Therapy	Senior Secured	10/23/2018	Fixed	7.0% Cash / 3.5% PIK	7,131	7,131	USA
Wholesome Sweeteners	Beverage, Food & Tobacco	Senior Subordinated Notes	10/6/2017	Fixed	12% Cash / 2% PIK	-	-	USA
		Equity	-	-	-	5,000	4,796	
Total Investments						**$209,219**	**$214,215**	

Note: (1) Principal amounts are in thousands.

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Alcentra Capital Corporation

INVESTMENT ACTIVITY SINCE SEPTEMBER 30, 2014

ALCENTRA CAPITAL CORPORATION (ABDC) - Post 9/30/14 RETURN OF CAPITAL

Portfolio Company	Industry	Security Type	Maturity	Fixed/ Floating	Coupon Structure	Repayments	Country
ACT	Lighting Distribution	Senior Subordinated Notes	7/24/2019	Fixed	12% Cash / 2% PIK	1,500	USA
Media Storm	Advertising, Printing & Publishing	Senior Subordinated Notes	8/28/2019	Fixed	10% Cash	545	USA
DRC	Government Services	Senior Secured	1/11/2020	Fixed	10% Cash	2,667	USA
		Preferred	-	-	10% PIK Dividend	1,333	
Southern Technical	Educational Services	Unitranche	10/15/2016	Fixed	12.5% Cash	7,732	USA
		Equity	10/15/2022	-	-	753	
Proserv (fka Acis Offshore)	Oil & Gas Services	Warrant	6/21/2018	Fixed	-	743	UK
Total Post 9/30/14 Return of Capital						**$15,273**	

ALCENTRA CAPITAL CORPORATION (ABDC) - Post 9/30/14 INVESTMENTS

Portfolio Company	Industry	Security Type	Maturity	Fixed/ Floating	Coupon Structure	Principal	Market Value	Country
Alpine Waste	Waste Services	2nd Lien Debt	12/30/2019	Floating	10.5%, 10.0% Cash and 0.5% PIK (L+9.0%, 1.0% Libor floor)	9,000	9,000	USA
Bioventus	Healthcare: Orthopaedic Products	2nd Lien Debt	4/20/2020	Floating	L+ 10% (100 bps floor) Cash	12,000	12,000	USA
Triton Technologies	Callcenter services	Senior Secured	10/23/2018	Fixed	8.5% Cash / 2.0% PIK	1,200	1,200	USA
IGT	Industrial Services	Unitranche Notes	12/10/19	Floating	L + 850bps (100 bps floor) Cash	9,000	9,000	USA
		Preferred Equity	12/10/19	Fixed		956	956	
		Common Equity	-	-	-	44	44	
North Atlantic Petroleum	Retail Distribution	1st Lien Debt	11/13/2017	Fixed	10.75% Cash	15,000	15,000	Canada
Southern Technical	Educational Services	2nd Lien Debt	12/2/2020	Floating	10.75% (L+9.75%, 100bps floor)	12,000	12,000	USA
Total Post 9/30/14 New Portfolio Investments						**$59,200**	**$59,200**	
Total Post 9/30/14 Net Change							**$43,927**	
Net Portfolio as of 12/31/14							**$258,142**	

Notes: (1) Principal amounts are in thousands.
(2) Please note that the Principal equals market value, which does not reflect any unamortized fees, which may be later taken into consideration.

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Alcentra Capital Corporation

Team Overview

- **Paul Hatfield, Chairman of the Board of Directors of ABDC**
  - Paul joined Alcentra in 2003 and was the senior portfolio manager for the European CLOs at Alcentra Ltd., until moving to head Alcentra NY's U.S. business in July 2008. From April 2002 to March 2003, Paul was a senior analyst for the CDO operations of Intermediate Capital Group, where he covered building products and construction, aerospace and consumer credits. Between 1995 and 2001, Paul worked at Deutsche Bank in London for the Leveraged Finance Group. In 1998, while at Deutsche Bank, Paul worked in New York where he supervised Leveraged Finance and the telecom division. Before joining Deutsche Bank, Paul originated a portfolio of mezzanine and development capital loans at FennoScandia Bank. He originally trained as a chartered accountant in the audit division of Arthur Andersen. Paul received a B.A. (Honors) in Economics from Cambridge University.
- **Paul Echausse, Chief Executive Officer & President of ABDC**
  - Paul is responsible for the overall management and direction of fund investing, including transaction sourcing, deal execution and the monitoring of portfolio companies. Paul is a member of the investment committee, serves as the Chairman of the board of directors of Grindmaster Cecilware Corporation and is a member of the board of directors of Emerald Waste Services, EB Brands, Battery Solutions, DRC and FST Technical Services. Paul brings more than 20 years of leveraged finance experience to the origination and management of the Partnership's investment portfolios.
  - Prior to joining Alcentra, Paul was President of Kisco Capital Corporation, the growth capital Small Business Investment Company affiliate of Kohlberg & Co. L.L.C. Previously he was Chief Operating Officer of IBJS Capital Corporation, the junior capital investment affiliate of IBJ Schroder Bank. Prior to IBJS, Paul was the Assistant Division Head of Southeast Banking for the Bank of New York. Paul has served as President of the Northeast Regional Association of Small Business Investment Companies and on the national board of the National Association of Small Business Investment Companies. Paul received a B.S. from Fordham University, magna cum laude, Phi Beta Kappa, an M.B.A. from New York University and a J.D. from Fordham Law School, and is a member of the New York State Bar.
- **Ellida McMillan, Chief Accounting Officer of ABDC**
  - Ellida joined Alcentra in 2013 and is the Chief Accounting Officer. Prior to joining Alcentra in 2013, Ellida consulted with Tatum Partners, the largest executive services firm in the US offering CFO services. Previously, she was a corporate controller at KBC Financial Holdings, a subsidiary of KBC Financial Products UK Ltd, which engaged in the sales, structuring and risk management of equity linked and equity derivatives instruments. Prior to KBC, Ellida was an associated director of Fixed Income Derivatives at Bear Stearns. Ellida began her career as an auditor at Arthur Andersen in the financial service sector. Ellida holds a B.S. from Fairfield University and is a licensed C.P.A.

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Alcentra Capital Corporation

Team Overview

- **Scott Gold, Senior Vice President of ABDC and the Adviser**
  - Scott joined Alcentra in 2007 and is responsible for transaction sourcing, deal execution and monitoring of portfolio companies. Scott serves on the board of directors of Grindmaster Cecilware Corporation, EB Brands, DRC and FST Technical Services. Prior to Alcentra, Scott spent three years with Islanet, a telecommunication service provider, recapitalizing the company, acquiring a competitor and launching a new product line and operating subsidiary. Prior to Islanet, Scott was an associate at a lower middle market private equity focused family office based in New York. In 1998, Scott was an analyst for the Bank of New York's mezzanine and private equity group. Scott received his M.B.A. from Fordham University, summa cum laude, Phi Beta Kappa, and B.S. from New York University.
- **David Scopelliti, Senior Vice President of the Adviser**
  - David joined Alcentra in 2014. Most recently, David was a Principal at GarMark where he focused on investing subordinated debt and equity in middle market companies. Prior to joining GarMark in 2007, David was a Managing Director with Pacific Corporate Group, an alternative asset investment firm, responsible for discretionary and non-discretionary private investment programs for corporate and governmental entities. Prior to that, David served as Head of Private Equity for the State of Connecticut, where he restructured and rebuilt its $4.0 billion private equity program. David's prior experience also includes having been a Managing Director with CIBC World Markets in its leveraged finance group investing capital alongside financial sponsors. David received his B.B.A. in Finance/Accounting from Pace University, Lubin School of Business.
- **Branko Krmpotic, Director, Portfolio Management of the Adviser**
  - Branko rejoined Alcentra in 2013. Prior to Alcentra, Branko was a senior analyst at Raven Asset Management, a credit hedge fund focused on a wide variety of credit investments. Prior to Raven, he structured private investments and loans at GSO Capital Partners (now owned by Blackstone) and before that at Technology Investment Capital Corp. (NASDAQ:TICC). Branko worked with Paul Echausse and Scott Gold at the Bank of New York in the formation of the Mezzanine Group at its inception. Branko received his M.B.A. from Baruch College – CUNY where he received the Vincent De Lorenzo award for scholastic excellence. He received undergraduate degrees from New York University and University of Belgrade, Serbia.
- **Karin Kovacic, Vice President, Business Development & Marketing of the Adviser**
  - Karin joined Alcentra in 2013. Prior to Alcentra, Karin developed and implemented CBIZ MHM LLC's growth, marketing and business development strategies in the New York Metropolitan area. Prior to CBIZ, Karin spent four years as Vice President at Fifth Street Capital, where she was responsible for North East deal origination, as well as coordinating their business development and marketing efforts. She also spent four years with UBS Financial as a Registered Associate where she was actively involved in institutional sales of equity related products and relationship management. Karin began her career at Smith Barney as a Registered Sales Associate. Karin graduated magna cum laude from SUNY Purchase with a B.A. in Liberal Arts. She is on the board of the New York Chapter of the Alliance of Merger & Acquisitions Advisors (AM&AA) and is the President of the Connecticut Chapter of the Association for Corporate Growth (ACG).

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Alcentra Capital Corporation

Team Overview

- **Colleen Gurda, Vice President, Investment Professional of the Adviser**
  - Colleen joined Alcentra in 2010. Prior to joining Alcentra, Colleen was an associate in the Healthcare Investment Banking group at Barclays Capital. While at Barclays Capital, Colleen worked on various leveraged finance, M&A, and capital markets financing assignments. Colleen received her B.A. in Economics from the University of Pennsylvania and will receive her M.B.A. from Columbia Business School in 2014.
- **David Chan, Associate, Investment Professional of the Adviser**
  - David joined Alcentra in 2014. David is responsible for transaction execution, due diligence, and the monitoring of portfolio companies. Prior to joining Alcentra, David was a vice president of Caymus Equity Partners, a lower middle market private equity group in Atlanta where he focused on new investment origination, due diligence and execution. Prior to Caymus Equity, David was an associate at a boutique investment banking firm based in Atlanta. David graduated from Emory University with a B.A. in Economics and dual major in Mathematics.
- **Alexandra McLaughlin, Analyst, Investment Professional of the Adviser**
  - Alexandra joined Alcentra in 2013. Prior to joining, Alexandra was an analyst in the M&A Advisory group at HSBC in New York, and interned at Deutsche Bank and Allen & Company. While at HSBC, Alexandra helped advise on various cross-border M&A transactions covering the consumer, retail, agriculture, diversified industrials, and business services sectors. Alexandra graduated from Georgetown University, School of Foreign Service with a B.S.F.S. in International Politics and Latin American Studies.
- **Steven Levinson, Chief Compliance Officer of ABDC and the Adviser**
  - Steven joined Alcentra in October 2011. Prior to joining Alcentra, Steven spent four years at Stone Tower Capital where he served as Director of Compliance. From March 2003 to December 2006, Steven was the Chief Audit Executive at IDT Corporation. He began his career at Price Waterhouse and spent fourteen years in the Internal Audit departments of major financial institutions. Steven received a B.A. in Accounting and Economics from Queens College of the City University of New York and an M.B.A. with a concentration in Financial Management from Pace University.
- **Prumiys Dulger, Deputy Chief Compliance Officer of the Adviser**
  - Prumiys joined Alcentra in July 2014. Prior to joining Alcentra, Prumiys spent two years as the Chief Compliance Officer for Daiwa Asset Management America, a Latin American security focused registered investment advisor. Previously, Prumiys spent 8 years working at Keefe, Bruyette & Woods, Inc. where she was a Vice President in the Compliance Department. Prior to joining Keefe, Bruyette & Woods, Inc., Prumiys was an Assistant Vice President in the Asset Management Compliance Department at Citigroup covering the North American Fixed Income Group at Citigroup Asset Management. Prior to Citigroup, Prumiys spent two years at Nomura Holdings America, Inc. where she was responsible for two fixed income registered investment advisors with focuses in distressed debt, emerging market and mortgage backed securities. Prumiys holds a B.A. in Economics from Barnard College, Columbia University and a J.D. from New York Law School.

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Alcentra Capital Corporation

Disclosure

BNY Mellon holds 100% of the parent holding company of BNY Alcentra Group Holdings, Inc., the "Alcentra Group", which is comprised of the following affiliated companies: Alcentra Ltd. and Alcentra NY, LLC. Assets under management include assets managed by both companies. Alcentra NY, LLC and Alcentra Ltd. are registered with the U.S. Securities & Exchange Commission under the Investment Advisers Act of 1940.

BNY Mellon Asset Management is one of the world's leading asset management organizations, encompassing BNY Mellon's affiliated investment management firms and global distribution companies. BNY Mellon is the corporate brand for The Bank of New York Mellon Corporation.

An investor should consider the portfolio strategy's investment objectives, risks, charges and expenses carefully before investing. Portfolios are subject to investment risks, including possible loss of the principal amount invested. Investing in our common stock involves a high degree of risk. The Company has filed a registration statement Form N-2 (including a prospectus) with the SEC for the offering to which this presentation relates. Before you invest, you should read the prospectus in that registration statement, including the discussion of the material risks of investing in our common stock in the "Risk Factors" section of such prospectus. And other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov.

Material in this publication is for general information only and is not intended to provide specific investment advice or recommendations for any purchase or sale of any specific security or commodity. Certain information contained herein is based on outside sources believed to be reliable, but its accuracy is not guaranteed.

Investments in sub-investment grade debt are speculative and involve special risks, and there can be no assurance that an account's investment objectives will be realized or that suitable investments may be identified. Many factors affect performance including changes in market conditions and interest rates and in response to other economic, political, or financial developments. An investor could lose all or a substantial portion of his or her investment. No investment process is free of risk and there is no guarantee that the investment process described herein will be profitable. No investment strategy or risk management technique can guarantee returns or eliminate risk in any market environment.

The enclosed material is confidential and not to be reproduced or redistributed in whole or in part without the prior written consent of Alcentra. Any statements of opinion constitute only current opinions of Alcentra, which are subject to change and which Alcentra does not undertake to update. Nothing herein constitutes an offer to sell, or solicitation of an offer to purchase, any securities, nor does it constitute an endorsement with respect to any investment strategy or vehicle.

The information is not intended and should not be construed as legal, accounting or tax advice. Parties should independently investigate any investment strategy or manager, and should consult with qualified investment, legal, accounting and tax professionals before making any investment.

All opinions and estimates in this report constitute the best judgment of Alcentra as of the date hereof, but are subject to change without notice, and do not necessarily represent the views of Alcentra.

Past Performance Does Not Guarantee Future Results

Unless you are notified to the contrary, the products and services mentioned are not insured by the FDIC (or by any governmental entity) and are not guaranteed by or obligations of BNY Mellon Corporation or any of its affiliates. BNY Mellon Corporation assumes no responsibility for the accuracy or completeness of the above data and disclaims all expressed or implied warranties in connection therewith. © 2015 The Bank of New York Mellon Corporation. All rights reserved.

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Alcentra Capital Corporation